AZZ Inc. Enters Definitive Agreement to Divest Majority Interest in the Company’s Infrastructure Solutions Segment

Advances AZZ’s Previously Announced Strategic Review of Assets;
Establishes a 60%-40% Joint Venture to be Controlled by Fernweh Group LLC.;
Approximate Proceeds of $228 Million;
Furthers the Transformation of the Company into a Pure Play Metal Coatings Company

June 23, 2022 – FORT WORTH, TX – AZZ Inc. (“AZZ” or the “Company”) (NYSE: AZZ), and Fernweh Group LLC (“Fernweh”), jointly announced today they have entered into a definitive agreement whereby AZZ will contribute its AZZ Infrastructure Solutions Segment1 (“AIS”) to AIS Investment Holdings LLC (the “AIS JV”), and sell a 60% interest in the AIS JV to Fernweh at an implied enterprise value of AIS of $300 million. The valuation represents approximately 8.1x AIS LTM 2/28/2022 adjusted EBITDA2 of roughly $37 million and is expected to result in cash proceeds to AZZ of approximately $228 million, subject to certain customary purchase price adjustments. Under the terms of the transaction, the AIS JV will be governed by a board with three representatives from Fernweh and two representatives from AZZ. Following the close of the transaction, Fernweh will own 60% of the AIS JV and AZZ will own 40%. The transaction is expected to close before the end of 2022, subject to obtaining the requisite governmental approvals and other customary closing conditions and approvals.

AIS is a leading provider of specialized products and solutions designed to support industrial and electrical applications. AIS’s product offerings include custom switchgear, electrical enclosures, medium and high voltage bus ducts, and explosion proof and hazardous duty lighting. In addition, AIS focuses on extension of life cycle for the power generation, refining and industrial infrastructure markets, through automated weld overlay solutions for corrosion and erosion mitigation. The AIS business has approximately 1,323 employees and operates through a global network of 20 strategically located manufacturing facilities. For fiscal year 2022, ended February 28, 2022, AIS generated sales of approximately $375 million.

In conjunction with the divesture of a majority stake in AIS and in accordance with generally accepted accounting principles, the Company is required to measure AIS at the lower of its carrying amount or fair value less costs to sell. The Company will complete this assessment in the second quarter of fiscal year 2023. The result of this assessment will be recorded as part of discontinued operations in the Company’s financial statements, and on a future basis, it is expected the continued investment in AIS will be deconsolidated from the Company's financial statements and accounted for under equity method of accounting.
1 Excludes AZZ Crowley Tubing
2 See press release and earnings presentation dated April 22,2022 for a reconciliation of Non-GAAP Adjusted
Earnings Measures for fiscal year 2022

Tom Ferguson, Chief Executive Officer of AZZ, commented, “The agreement to divest a controlling stake in AIS to Fernweh represents the continued transition of AZZ into a focused industry leading provider of metal coating and galvanizing solutions. While this transaction provides AZZ with near-term cash, most importantly it also provides us an opportunity to participate in AIS' value creation journey as it strengthens its position in an attractive marketplace for its specialized products and services. I am confident Fernweh’s management capability, operational and strategic transformation support and capital provides the needed catalysts for continued growth and expansion of AIS after a strong year of bookings and backlog growth. I want to thank the dedicated management team and employees at AIS for their numerous years of contributions to AZZ and wish them continued success as we enter this joint venture arrangement together.”

“We are excited by the opportunity to acquire a majority stake in AIS and look forward to working with management to continue to strengthen and grow the business. The company has a range of strategic growth opportunities in energy, infrastructure, data center, and other sectors, as well as unique capabilities to support marquee customers in these end markets. The acquisition is aligned with Fernweh’s investment thesis in the industrials sector and will be a strategic platform on which to build a major electrical and industrial business. We look forward to welcoming the AIS colleagues to the Fernweh family and establishing a long and fruitful partnership with Tom, and the AZZ team,” said Nick Santhanam, CEO of Fernweh Group.

About AZZ Inc.

AZZ Inc. is a global provider of galvanizing and a variety of metal coating solutions, coil coating solutions welding solutions, specialty electrical equipment and highly engineered services to a broad range of markets, including, but not limited to, the power generation, transmission, distribution, refining and industrial markets. AZZ’s Metal Coatings segment is a leading provider of metal finishing solutions for corrosion protection, including hot-dip galvanizing, spin galvanizing, powder coating, anodizing and plating, to the North American steel fabrication industry. AZZ’s Precoat Metals Segment is a leading provider of aesthetic and corrosion protective coatings to the North American steel and aluminum coil market. AZZ’s Infrastructure Solutions segment (AIS) is dedicated to delivering safe and reliable transmission of power from generation sources to end customers, and automated weld overlay solutions for corrosion and erosion mitigation to critical infrastructure in the energy and waste management markets worldwide.

About Fernweh Group LLC

Fernweh is a principal investment firm launched by leaders from global institutions, who have extensive prior experience working with companies in the industrial and industrial technology sectors on strategy, M&A, and operational transformation. Fernweh believes that companies in the mid- and small-cap industrial and industrial technology sectors are the engine of the economy. By tailoring cutting-edge management capability, operational and strategic transformation support, and capital for each company’s unique context, history, and needs, Fernweh aims to be a builder of businesses and create value for all stakeholders.

Non-GAAP Financial Measures

Some of the financial information and data contained in this press release, such as adjusted EBITDA, have not been prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). The Company’s management believes that the presentation of these non-GAAP financial measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of the Company’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP.

While the Company believes these non-GAAP measures are useful in evaluating the Company’s performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies.

Safe Harbor Statement

Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This press release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially continue to be adversely impacted by the ongoing COVID-19 pandemic, including governmental issued mandates regarding the same. We could also experience additional increases in labor costs, components and raw materials, including zinc and natural gas, which are used in our hot dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition or disposition opportunities; currency exchange rates; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Company Contact:
David Nark, Senior Vice President of Marketing, Communications and Investor Relations
AZZ Inc.
(817) 810-0095
www.azz.com

Investor Contact:
Joe Dorame, Managing Partner
Lytham Partners
(602) 889-9700
www.lythampartners.com